Exhibit 24

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, and David A. Dedman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ NOLAN D. ARCHIBALD
NOLAN D. ARCHIBALD
Director

February 23, 2012

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, and David A. Dedman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ ROSALIND G. BREWER
ROSALIND G. BREWER Director

February 21, 2012

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, and David A. Dedman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ DAVID B. BURRITT
DAVID B. BURRITT Director

February 23, 2012

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, and David A. Dedman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JAMES O. ELLIS, JR.
JAMES O. ELLIS, JR. Director

February 23, 2012

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, and David A. Dedman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ THOMAS J. FALK
THOMAS J. FALK Director

February 23, 2012

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, and David A. Dedman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ GWENDOLYN S. KING
GWENDOLYN S. KING Director

February 22, 2012

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, and David A. Dedman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JAMES M. LOY
JAMES M. LOY Director

February 23, 2012

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, and David A. Dedman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ DOUGLAS H. McCORKINDALE
DOUGLAS H. McCORKINDALE Director

February 23, 2012

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, and David A. Dedman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JOSEPH W. RALSTON
JOSEPH W. RALSTON Director

February 23, 2012

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, and David A. Dedman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ ANNE STEVENS
ANNE STEVENS Director February 23, 2012

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, and David A. Dedman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ ROBERT J. STEVENS
ROBERT J. STEVENS Chairman, Chief Executive Officer, and Director

February 22, 2012

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, and David A. Dedman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ BRUCE L. TANNER
BRUCE L. TANNER Executive Vice President and Chief Financial Officer

February 22, 2012

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, and David A. Dedman, each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ CHRISTOPHER J. GREGOIRE
CHRISTOPHER J. GREGOIRE Vice President and Controller (Chief Accounting Officer)

February 23, 2012

POWER OF ATTORNEY

LOCKHEED MARTIN CORPORATION

The undersigned hereby constitutes and appoints Maryanne R. Lavan, Marian S. Block, and David A. Dedman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, the Lockheed Martin Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (“Form 10-K”), with the Securities and Exchange Commission (“Commission”) under the Securities Exchange Act of 1934, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form 10-K.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ CHRISTOPHER E. KUBASIK
CHRISTOPHER E. KUBASIK President and Chief Operating Officer

February 22, 2012